                                                                    EXHIBIT 10.5


                                AMENDMENT NO. 4

          AMENDMENT NO. 4, dated as of September 25, 1998 (this "Amendment"), between TrizecHahn Centers Inc., a California corporation ("THCI"), The Rouse Company, a Maryland corporation ("Rouse"), and Westfield America, Inc., a Missouri corporation ("Westfield" and, together with Rouse the "Acquirors").


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, THCI, Rouse and Westfield are parties to an Asset Purchase Agreement, dated as of April 6, 1998, as amended by the following amendments:
Amendment No. 1 dated as of July 31, 1998, Amendment No. 2 dated as of August 31, 1998, and Amendment No. 3 dated as of September 22, 1998 (together, the "Asset Purchase Agreement"; terms not otherwise defined herein are defined in the Asset Purchase Agreement);

          WHEREAS, THCI, Rouse and Westfield desire to further amend the Asset Purchase Agreement as set forth in this Amendment; and

          WHEREAS, pursuant to Section 12.09 of the Asset Purchase Agreement, the Asset Purchase Agreement may be amended by the parties hereto.

          NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                  AMENDMENTS TO THE ASSET PURCHASE AGREEMENT

     SECTION 1.01. Amendment to Definition of "Adjusted Allocated Purchase Price" in Section 1.01. Section 1.01 of the Asset Purchase Agreement is hereby amended by adding the following at the end of the definition of "Adjusted Allocated Purchase Price";

               "(1)" THCI shall be obligated to pay $10,000 of the Acquirors' title insurance costs at the first Subsequent Closing."

     SECTION 1.02. Amendment to Definition of "Excluded Property Assets" in
Section 1.01. Section 1.01 of the Asset Purchase Agreement is hereby amended by adding the following at the end of the definition of "Excluded Property Assets"

          "In addition, with respect to Parkway Plaza only, the term 'Excluded Property Assets' shall also include (A) those agreements described on
          Schedule I attached
          hereto and (B) any and all other construction obligations of the owner of the Parkway Plaza Property in connection with the initial construction of a Regal Cinemas Movie Theater which THCI or H and H - El Cajon committed to contractors or other third parties (collectively, the 'Parkway Plaza Construction Contracts' and the construction obligations thereunder, the 'Parkway Plaza Construction Work')."

     SECTION 1.03. Amendment to Section 2.07(c). Section 2.07(c) of the Asset Purchase Agreement is hereby amended by adding the following at the end thereof.

          "A preliminary adjustment of the amounts prorated hereunder (i) with respect to all Properties or Partnership Interests conveyed hereunder prior to October 30, 1998 shall occur on November 30, 1998 and (ii) with respect to any other Property or Partnership Interest, on the date which is 45 days after the Subsequent Closing with respect to such Property or Partnership Interest. An appropriate interim settlement shall be made as soon as practicable after such preliminary adjustments. The terms of Section 5.03(b) of the Asset Purchase Agreement shall be applicable to such preliminary adjustments and interim settlements."

     SECTION 1.04. Amendment to Section 5.05. Section 5.05 of the Asset Purchase Agreement is hereby amended by adding the following new paragraph (f) at the end thereof:

          "(f) THCI agrees (i) to cause, at no cost or expense to the Acquirors, the completion of the Parkway Plaza Construction Work in accordance with the terms of the Parkway Plaza Construction Contracts and in a good and workman-like manner and in compliance with all Laws and (ii) to keep Parkway Plaza free of liens arising from the Parkway Plaza Construction Work. THCI, H & H - El Cajon and their respective agents and contractors shall have the right to enter Parkway Plaza for the purpose of completing the Parkway Plaza Construction Work during reasonable and customary hours for the performance of construction work of the same type and character as the Parkway Plaza Construction Work. THCI agrees to indemnify the Acquirors from and against any and all losses, damages or claims suffered by the Acquirors as a result of any such entry. THCI shall advise the Acquirors of the times when the final punch list is to be prepared so as to permit the Acquirors to participate in the preparation thereof. Upon completion of the Parkway Plaza Construction Work, THCI will cause H & H - El Cajon to assign to the Acquirors without representation or warranty any and all express or implied warranties received from the contractors and their subcontractors and its subcontractors under the Parkway Plaza Construction Contracts."

                                  ARTICLE II

                              GENERAL PROVISIONS

     SECTION 2.01. Authority; Effect on Asset Purchase Agreement.

          (a)   THCI hereby represents as follows:

                (i) THCI has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Asset Purchase Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                (ii) The execution and delivery of this Amendment by THCI and the consummation by THCI of the transactions contemplated by the Asset Purchase Agreement have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of THCI are necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                (iii) This Amendment has been duly and validly executed and delivered by THCI and, assuming the due authorization, execution and delivery by Rouse and Westfield, the Asset Purchase Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of THCI, enforceable against THCI in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

          (b) Rouse and Westfield each, severally but not jointly, hereby represents as follows:

                (i) Such Acquiror has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Asset Purchase Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                (ii) The execution and delivery of this Amendment by such Acquiror and the consummation by them of the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment) have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of such Acquiror is necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                (iii) This Amendment has been duly and validly executed and delivered by such Acquiror and, assuming the due authorization, execution and delivery by THCI, the Asset Purchase Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of such Acquiror, enforceable against such Acquiror in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

          (c) Except as amended hereby, the provisions of the Asset Purchase Agreement are and shall remain in full force and effect.

     SECTION 2.02. Counterparts. This Amendment may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 2.03. Governing Law. This Amendment shall be governed in the same manner as provided in Section 12.10 of the Asset Purchase Agreement.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, THCI, Rouse and Westfield have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                TRIZECHAHN CENTERS INC.


                                By: /s/ Neil Jacob
                                    ----------------------
                                    Name: Neil Jacob
                                    Title: Vice President


                                THE ROUSE COMPANY


                                By: /s/ R.E. Galen
                                    ----------------------
                                    Name: Richard E. Galen
                                    Title: Vice President


                                WESTFIELD AMERICA, INC.


                                By: /s/ Irv Hepner
                                    ---------------------
                                    Name: Irv Hepner
                                    Title: Secretary

                                  SCHEDULE 1

                     PARKWAY PLAZA CONSTRUCTION CONTRACTS
                     ------------------------------------

Consultant:     Schuss-Clark Architecture-Planning
Contract:       Independent Contractor Consulting Agreement (sign planning and design services)
Date:           12/5/97
Signatures:     Schuss-Clark Architecture-Planning
                Hahn: H and H - El Cajon by TrizecHahn Centers Inc.
                Oscar's: SC Company, Inc.

Consultant:     Schuss-Clark Architecture-Planning
Contract:       Independent Contractor Agreement (modification plans)
Date:           2/9/98
Signatures:     Schuss-Clark Architecture-Planning
                Hahn: H and H El Cajon by TrizecHahn Centers Inc.
                Oscar's SC Company, Inc.

Consultant:     Centre Builders, Inc.
Contract:       AIA A111
Date:           2/5/98

Consultant:     Geotechnical Professionals, Inc.
Contract:       Independent Contractor Agreement (geotechnical
                construction-phase services)
                Date: 3/13/98
Signatures:     Hahn: H and H - El Cajon by TrizecHahn Centers Inc.
                Geotechnical Professionals Inc.

Consultant:     Professional Services Industries
Contract:       First and Second Amendments to Independent Contractor Agreement
                (construction materials testing and inspection)
Date:           5/5/97
Signatures:     Hahn: H and H - El Cajon by TrizecHahn Centers Inc.
                Professional Services Industries

Consultant:     Professional Services Industries
Contract:       Independent Contractor Consulting Agreement (construction
                materials testing and inspection)
Date:           12/1/98
Signatures:     Hahn: H and H - El Cajon by TrizecHahn Centers Inc.
                Professional Services Industries

Consultant:     Rolf Jensen & Associates, Inc.
Contract:       Independent Contractor Agreement (finalization of fire
                protection report)
Date:           7/7/98
Signatures:     Hahn: H and H - El Cajon by TrizecHahn Centers Inc.
                Rolf Jensen & Associates

Consultant:     Graphic Solutions
Contract:       Independent Contractor Agreement (sign planning and design services)
Date:           1/20/98
Signatures:     Hahn: H and H - El Cajon by TrizecHahn Centers Inc.
                Graphic Solutions Environmental Graphic Design